Employee Benefit Plans (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of net pension benefit cost
Service cost	$ 379	$ 329	$ 308
Interest cost	310	364	371
Expected return on plan assets	(350)	(459)	(383)
Recognized net (gain)/loss due to settlement		287
Net amortization			6
Recognized net actuarial loss	117	36	38
Net pension benefit cost	$ 456	$ 557	$ 340